September 2021 ––––––––––––––––– Exhibit 99.1

Forward Looking Statements Certain statements in this Presentation may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally relate to future events or the Company’s future ﬁnancial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the strength of the Company's intellectual property portfolio, projections of the Company’s future ﬁnancial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon current estimates and assumptions of the Company and its management and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the company to grow and manage growth, maintain relationships with customers and suppliers and retain its management and key employees; the success, cost and timing of the Company’s product development activities, studies and clinical trials; costs related to the Business Combination; the successful completion of the Business Combination and the realization of the benefits therefrom; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and proﬁtability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property; the impact of the COVID-19 pandemic on the Company’s business; and the risks and uncertainties described in the “Risk Factors” section of the Company's definitive proxy statement/information statement dated August 4, 2021 and other documents filed by Renovacor from time to time with the Securities Exchange Commission. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Forward Looking Statements

Renovacor Overview

Mission Statement We are developing a pipeline of innovative and proprietary gene therapies for BAG3-associated diseases in areas of high unmet medical needs.

Value Proposition Highlights Developing single dose REN-001 gene therapy candidate for familial DCM and other diseases due to BAG3 mutation Potential to address ~70,000 patients (US + EEA) with familial dilated cardiomyopathy (DCM) due to a mutation in the BAG3 gene (“BAG3 DCM”)1 BAG3 DCM represents a high unmet medical need, due to an average age of onset of 38 years and less than 50% survival 5 years after diagnosis2 BAG3 biology enables a diversified pipeline with multiple follow-on opportunities to pursue development in heart failure and central nervous system diseases Compelling improvements in cardiac function demonstrated in multiple preclinical models REN-001 improved cardiac function in haploinsufficiency DCM mouse, with no deleterious effects seen REN-001 restored normal EF phenotype in post-MI mice, and demonstrated improved EF function in a pig post-MI model Led by experienced management and an exceptional class of cardiovascular disease and gene therapy scientific advisors Founded by world renowned cardiovascular scientist (Arthur Feldman, MD, PhD) who has published a variety of articles elucidating the role of BAG3 in disease states Anchored by experienced leadership team and scientific advisors that include thought leaders and pioneers in the cardiovascular disease and gene therapy fields Anticipated IND submission and potential phase I/II trial initiation anticipated in mid-2022 Development plan incorporates potentially lower-risk features (AAV9, ICr delivery) We believe BAG3 DCM provides the potential for orphan and other regulatory designations designed to accelerate development We believe our BAG3 IP position provides important barriers to entry Company vision is to become the leading BAG3 biotech company, based on its formidable IP- and expertise-driven barriers to entry 5 IP patent families filed to protect science including for any route of delivery of BAG3; for BAG3 variants; and for BAG3 use in multiple diseases (e.g. CV, CNS) Backed by strong investor syndicate (experienced in CV and GT) Existing investors have deep domain expertise and successful track record of early investments in cardiovascular-directed therapies and AAV-based gene therapies Source: Ziaeian and Fonarow 2016; Judge et al., 2008; Hershberger et al., 2010; Haas et al., 2015; Knezevic et al., 2015. Source: Myers, VD., … Feldman, AM., JACC Basic Transl Sci, 2018, 3, 122–131; Dominguez, F. et al., J Am Coll Cardiol, 2018, 72, 2471-2481; Aung, N. et al. Circulation, 2019, 140, 1318-1330.

We Believe Renovacor's REN-001 is Well Positioned for Success

Monogenic diseases are lower risk for AAV GTs

- Targeting disease with known genetic origin
- BAG3 mutations well-documented as driver in DCM
- Goal is to increase BAG3 levels in DCM subjects

Local (intracoronary retrograde) delivery allows lower total dose

- May reduce burden on manufacturing
- May improve COGS and LT profitability
- Reduces potential for various vector toxicities

Utilizes validated AAV9 capsid

- AAV9 currently used in approved therapies (e.g. Zolgensma)
- AAV9 has demonstrated cardiac tropism
- Has high transduction efficiency
- Non-integrative vector

Non-immunogenic one-time human BAG3 payload

- Therapeutic payload is human *BAG3* gene
- DCM patients are haploinsufficient and produce low levels of native BAG3; therefore, the protein is not foreign and should not elicit an immune response

We believe we have a path to clinic for our lead indication:
The focus on a devastating disease (BAG3 DCM) provides the potential for orphan and other regulatory designations that could accelerate development

6

Experienced Leadership Team



Magdalene Cook, MD

President and CEO – Principal, Aisling Capital and Board member of multiple companies

AISLING CAPITAL · COLUMBIA | Vagelos College of Physicians and Surgeons



Matt Killeen, PhD

CSO – 15+ years of experience, spanning cardiovascular disease research and biotech/pharma R&D and strategy; Head of Cardiovascular Research at BioMarin; established cardiovascular therapeutic area and led the discovery and development of AAV-based gene therapies for inherited heart diseases; expertise in genetic heart disease biology and potential therapeutic opportunities

BIOMARIN · Biogen · UNIVERSITY OF CAMBRIDGE · MASSACHUSETTS GENERAL HOSPITAL



Wendy DiCicco

Interim CFO – 15+ years expertise in finance, strategy, M&A as well as executive roles in public and private companies

Carmell Therapeutics · EyePoint · FerGene · CannaPharmaRx · ExpressCells · Imvax



Marcia Bologna

R&D, Program Lead – 35 years of biotech/pharma experience at Genetics Institute, Wyeth, and Pfizer

Pfizer · Genetics Institute · Wyeth



Marc Semigran, MD

CMO – 30+ years of experience treating HF and cardiomyopathy; Senior VP of Medical Sciences and CMO at MyoKardia; experience in developing and designing clinical trials for novel therapies for cardiovascular and heart failure/HFpEF

Bristol Myers Squibb · MYOKARDIA · HARVARD MEDICAL SCHOOL · MASSACHUSETTS GENERAL HOSPITAL



Elizabeth White, PhD

CBO and Senior VP, Operations – 30+ years of biotech/pharma experience including in strategy, business development, new product planning, portfolio prioritization in start-ups & large companies

NeuExcell Therapeutics · Pfizer · Wyeth



Jiwen Zhang, PhD

Senior VP, Regulatory Affairs and Quality Assurance – 20+ years of regulatory affairs and quality assurance experience, with >10 years specifically in cell and gene therapy

PassageBio · TMUNITY · Wyeth · SANOFI · GE Healthcare



Valerie Myers, PhD

Senior Director, Preclinical Development – 10+ years research in HF signal transduction, with focus on *BAG3*

TEMPLE UNIVERSITY · Jefferson · PennState

7

Exceptional Scientific Advisors

Thought Leaders in Cardiovascular Disease



Arthur Feldman, MD, PhD

- Renovacor, Founder and Chair of SAB
- Laura H. Carnell Prof. of Medicine, Temple
- Former Chief of Cardiology UPMC
- Past President HFSA, Assoc. of Professors of Cardiology
- Lifetime Achievement Award, HFSA; Distinguished Scientist Award ACC, 2019



Michael Bristow, MD, PhD

- Prof. of Medicine and former Head of Cardiology, Univ. of Colorado Health Sciences
- Co-founder, President and CEO, ARCA Biopharma
- Founder, Myogen
- Lifetime Achievement Award, HFSA
- Credited with development of science and clinical utility of β-blockers for HF



Douglas Mann, MD

- Lewin Prof. of Medicine, former Director of Cardiovascular Div., Washington University School of Medicine
- Past President, HFSA
- Lifetime Achievement Award, HFSA
- Editor-in-Chief, JACC Basic Translational Science



Dennis McNamara, MD

- Prof. of Medicine and Dir. of the Heart Failure Research Center, UPMC
- Leading expert in the genetics of dilated and hypertrophic cardiomyopathy
- National Principal Investigator – IMAC I, II & III; GRAFH I & II

Experts in Gene Therapy R&D



Joseph Glorioso III, PhD

- Prof. in the Dept. of Microbiology and Molecular Genetics, UPMC
- Founding member and past president of the American Society of Gene Therapy
- Co-founder and Chair of Scientific Advisory Board at Oncorus, Inc. and Coda Biotherapeutics



Philip Johnson, MD

- CEO, Iterius Biotherapeutics
- >30 various roles in academia, biotechnology sector and venture capital
- Considered an international leader in viral vector technology; invented methods for producing and manufacturing viral vectors and novel capsids
- Past President & CSO at Limelight Bio
- Past Professor and Executive VP & CSO, The Children's Hospital of Philadelphia; past President, Children's Research Institute at Nationwide Children's Hospital

8

We Expect 1st IND Submission and Phase I/II Initiation in Mid-2022 Completed Definitions: ICr = intracoronary retrograde infusion; IV = intravenous Program Potential Indication Research / Discovery Preclinical IND Submission (Anticipated) Phase I Phase II Phase III Global Commercial Rights Heart Failure (DCM) REN-001 (AAV9-BAG3) [ICr] BAG3-associated dilated cardiomyopathy (DCM) Mid-2022 AAV-BAG3 [IV] BAG3-associated dilated cardiomyopathy (DCM) Other Indications AAV-BAG3 Undisclosed CV indication AAV-BAG3 Undisclosed CNS indication

We Believe Broad BAG3 IP Filed to Provide Renovacor High Barriers to Entry Patent Family Countries Status BAG3 AS A TARGET FOR THERAPY OF HEART FAILURE US, EU, CA, JP Pending BAG3 COMPOSITIONS AND METHODS US, EU, HK Pending ISCHEMIA/ RE-PERFUSION INJURY US, EU, AU, CA, CN, IN, IL, JP, MX, KR, HK Pending OPTIMIZING BAG3 GENE THERAPY PCT Published BAG3 AND PROTEIN QUALITY CONTROL IN THE BRAIN US (provisional) Pending

Preclinical Studies: Renovacor’s REN-001 for Dilated Cardiomyopathy (DCM)

BAG3 Regulates Major Cell Pathways in the Heart

Normal cardiovascular function is dependent on levels of BAG3 protein

BAG3 structure showing its protein binding domains



Aggresome formation
Microtubule-based retrograde transport
Dynein
Apoptosis
Bcl-2
CASA
αβ-crystallin
21
55
87
101
200
213
302
412
420
499
Amino Acid
N
C
WW
IPV
IPV
PXXP
BAG
Interaction with PXXP-regions
Hsp88
Hsp86
Macroautophagy
SH3-domain PCL-γ
Migration
Invasion
Adhesion
ATPase-domain Hsc70/Hsp70
Proteasome
Metastasis
Proteasome degradation
Proliferation

Anti-apoptosis	Protein quality control	Structural support	Cardiac contractility
Inhibits apoptosis (programmed cell death) through binding of Bcl2	Facilitates autophagy as a co-chaperone with heat shock proteins	Provides support for sarcomere through linking actin myofibrils with Z-disc	Enhances contractility by linking β-adrenergic receptor and L-type Ca^{2+} channel

12

Source: Myers VD., ... Feldman AM., *J Am Coll Cardiol Basic Trans Science* 2018, 3, 122–31

BAG3 Protein is Decreased in Mammalian Heart Failure

Post-MI mouse	MLP$^{-/-}$ and TAC mice	Post-MI pig	HF humans
			

BAG3/CLSQ
Sham-GFP
MI-GFP
MI-BAG3
*

Relative expression
1.5
1.0
0.5
0.0
WT
MLP-/-
Sham
TAC
*

BAG3 Expression (normalized to GAPDH))
P=0.0005
1.4
1.2
1.0
0.8
0.6
Normal
HF

BAG3 Protein Expression (normalized to GAPDH)
P=0.0002
150
100
50
0
Normal
Failing

Renovacor's goal is to increase BAG3 levels in the heart, thus modifying the disease

13

Notes: * $p<0.05$ between MI-GFP and Sham-GFP, and between wild-type / sham and MLP$^{-/-}$ / TAC mice; REN-001 (AAV9-BAG3) dose = 4×10^{13} genome copies (gc)

Source: Feldman *et al.*, 2016; Knezevic, T., ... Feldman, AM., *Heart Fail Rev.* 2015, 20, 423–434; Fang, X., *et al.*, *J Clin Invest.*, 2017,-127, 3189-3200; Knezevic, T., ... Feldman, AM., *JACC Basic Transl Sci.* 2016, 1, 647–656.

REN-001 Restored Healthy Phenotype in Post-MI Mouse Model

Aim

To asses whether the administration of REN-001 improves left ventricular (LV) function in mouse model of DCM

Methods

- 8-week old male c57BL/6 mice randomized to myocardial infarction (MI) induction via left coronary artery ligation or sham procedure
- Mice in each group then randomized to received either gene therapy with *BAG3* or *GFP* [dose = 4×10^{12} genome copies (gc)]


A
B
C
D
80
60
40
20
0
LVEF %
1
3
5
7
9
11
Time (weeks)
*
†
Sham GFP n=14
Sham BAG3 n=12
MI GFP n=12
MI BAG3 n=13
A – Infarction;
B – Week 1 echo;
C – Treatment/ control injected retro-orbital at week 8 post-MI;
D – Echo at sacrifice, 23 days post-treatment; * p<0.0001; †p<0.0001


LVEF %
80
60
40
20
0
SHAM GFP
SHAM BAG3
MI GFP
MI BAG3

[1](1) Mice developed a DCM phenotype; (2) REN-001 restored normal ejection fraction in post-MI mice; and (3) BAG3 overexpression exhibited no safety concerns due to autoregulation[2]

14

Source: [1]Knezevic T., ... Feldman, A.M., *J Am Coll Cardiol Basic Trans Science.* 2016, 1, 647–56; [2]Gentilella, A. & Khalili, K., *J Cell Biochem. 2009,* 108, 1117–1124.

REN-001 Showed Durable Rescue in DCM Haploinsufficiency Model

BAG3+/- mouse model demonstrated BAG3 haploinsufficiency and DCM phenotype

BAG3 protein levels


1.5
0.0
***
BAG3+/+
BAG3+/-

Cardiac function


% Ejection Fraction
100
80
60
40
20
0
**
*
+/+
+/-
4 weeks
8 weeks
10 weeks
12 weeks

Administration of REN-001 rescued dilated cardiomyopathy (DCM) phenotype


%EF
100
80
60
40
20
0
Pre-injection
2 Weeks
4 Weeks
6 Weeks
+/+ AAV9-GFP (N=4)
+/+ AAV9-WtBAG3 (N=4)
+/- AAV9-GFP (N=3)
+/- AAV9-WtBAG3 (N=3)
*p=.04, .01 and .003 respectively at 2, 4 and 6 weeks for +/-GFP vs. +/- WtBAG3
Dose = 1×10^13 genome copies (gc)]

Administration of REN-001 in a BAG3 DCM haploinsufficiency mouse model rescued DCM phenotype

15

Sources: Haploinsufficiency data published in Myers VD., … Feldman AM., *J Cell Physiol.* 2018; 233: 6319–6326. *REN-001 administration adapted from data published in* Myers VD., … Feldman AM., *JAMA Cardiol.* 2018; 3(10):929-938 and unpublished data from the Feldman lab.

v v The Feldman group continues to be at the forefront of elucidating the biology and mechanism of BAG3 v v v v v v We Believe the Role of BAG3 Extends Beyond Dilated Cardiomyopathy Feldman group Feldman et al. Feldman group BAG3 is implicated in many diseases including heart failure, cardiac amyloidosis and CNS disorders

Background: BAG3-associated Dilated Cardiomyopathy (DCM)

The BAG3 Population: Potential for Orphan Designation



Prevalence of Heart Failure in the US and EEA: 15M Patients
Hypertrophic Cardiomyopathy
Dilated Cardiomyopathy (8M patients)
Constrictive Cardiomyopathy
Restrictive Cardiomyopathy
Post MI / CAD
Idiopathic DCM (3.5M patients)
Other
Genetic DCM (1.5M patients)
Titin
Lamin A/C
BAG3 DCM (70K patients)
Other

Source: Ziaeian and Fonarow 2016; Judge *et al.*, 2008; Hershberger *et al.*, 2010; Haas *et al.*, 2015; Knezevic *et al.*, 2015.

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BAG3-Associated DCM: <5 Year Survival after Disease Onset[1]

DCM resulting from BAG3 deficiency is an area of high unmet medical need

#3
Most common cause of familial DCM

~70,000
Patients in the US + EEA

38 yrs
Average age of onset of disease

80%
Penetrance in patients >40 years

< 50%
Of affected individuals will survive >5 years after disease onset

DCM disease progression is more rapid in patients with *BAG3* mutations versus individuals having ischemic disease

(1) Givertz M & Mann DL. Epidemiology and natural history of recovery of left ventricular function in recent onset dilated cardiomyopathies. Curr. Heart Fail. Reports. 2013, 10: 321-220.

Source: Myers, VD., ... Feldman, AM., *JACC Basic Transl Sci*, 2018, 3, 122–131; Dominguez, F. *et al., J Am Coll Cardiol*, 2018, 72, 2471-2481; Aung, N. *et al. Circulation*, 2019, 140, 1318-1330; Knezevic, T., V. D. Myers, J. Gordon, D. G. Tilley, T. E. Sharp, 3rd, J. Wang, K. Khalili, J. Y. Cheung and A. M. Feldman (2015).

19

Vision: To Develop AAV-based Therapies for BAG3-Associated Diseases in Areas of High Unmet Medical Need Q3 2021 Today Lead rare disease program has path to IND Genetic model replicates human BAG3-associated DCM Early R&D for expanded BAG3 pipeline 2022 - 2023 Fully Integrated BAG3 Biotech Established management team Critical R&D personnel and capabilities established Anticipated submission of IND for REN-001 Anticipated start of REN-001 clinical study We expect to expand our BAG3 pipeline asset by progressing to second IND filing 2021 Upon Close of Financing Management team build R&D and manufacturing team build REN-001 phase I/II preparation REN-001 clinical and commercial manufacturing BAG3 pipeline expansion work

Path with Decreased Risk to IND Filing and Initiation of Phase I/II Trial in DCM 2016-2018: Assess effect of BAG3 gene therapy in in vivo HF models across species (murine and porcine models) 2018: Develop a BAG3 haploinsufficient DCM murine model to test BAG3 gene therapy efficacy 2018-2020: Demonstrate REN-001 transduction efficiency, cardiac functional improvement in 5 models of heart failure (murine and porcine) 2020: Complete pre-IND meeting with the FDA; confirm path to IND filing for phase I/II in DCM patients Mid-2022. REN-001: Anticipated submission of an IND in BAG3-associated dilated cardiomyopathy (DCM) Complete dose ranging efficacy study in BAG3 haploinsufficient DCM murine model Complete transduction efficiency and non-GLP toxicology profile of higher dose in normal Yucatan pigs Get input from the FDA on phase I/II clinical protocol Complete GLP toxicology and biodistribution study for IND filing (3-month endpoint) Mid-2022. REN-001: Anticipated initiation of phase I/II trial in DCM patients with BAG3 mutation (BAG3-associated DCM) Recent accomplishments provide a path with decreased risk to IND submission Upcoming expected milestones include anticipated initiation of phase I/II trial in BAG3 DCM

Our Clinical Plan: AAV-BAG3 Gene Therapies

Trial design: Multi-center, open-label, single-arm, dose escalation study in BAG3-associated DCM Primary endpoint: Safety: Frequency and severity of AEs and SAEs Efficacy: Cardiac function by improvement in EF Secondary endpoints: 6-minute walk test Kansas City Cardiomyopathy Questionnaire Serum biomarker (NT-proBNP) Key inclusion criteria: Subjects aged 18-75 with left ventricle (LV) dysfunction Depressed LVEF as defined by AHA/ACC Guidelines NYHA Class II-III HF symptoms Elevated NT-proBNP Genetic variant in BAG3 consistent with haploinsufficiency and absence of other DCM causing variants as based on sequence analysis in a CLIA-certified laboratory Proposed Phase I/II Clinical Study Design for REN-001 Evaluate patients Evaluate patients Screen Cohort 2 patients Cohort 2 (n = 4-6) Patients will be enrolled sequentially after DSMB greenlight Screen Cohort 1 patients Cohort 1 (n = 4-6) The planned study will enroll a total of 8-12 patients across two cohorts

Value Proposition Highlights Developing single-dose REN-001 gene therapy candidate for familial DCM and other diseases due to BAG3 mutation Compelling improvements in cardiac function demonstrated in multiple preclinical models Led by experienced management and exceptional cardiovascular disease and gene therapy scientific advisors IND submission and potential phase I/II trial initiation anticipated in mid-2022 We believe BAG3 IP position provides important barriers to entry for significant market opportunity Backed by strong investor syndicate (experienced in CV and GT)

Financials

Capital Structure as of 9/30/2021 Calculated on a fully-diluted basis. Includes dilutive impact of 1,111,250 outstanding stock options held by employees, directors and advisors. Excludes 715,224 shares underlying pre-funded warrants, as further described in note 3, below. Calculated on a fully diluted basis and includes the dilutive impact of 715,224 shares underlying pre-funded warrants outstanding. Each pre-funded warrant share is immediately exercisable at an exercise price of $0.01 and is exercisable indefinitely, provided that the warrant holder is prohibited from exercising in an amount that would cause such holder’s beneficial ownership of the Company’s Common Stock to exceed 9.9%. Represents aggregate Earnout Consideration (as defined in the Merger Agreement) in respect of shares Old Renovacor common stock (issued in the form of shares) and/or options to purchase Old Renovacor common stock (issued in the form of RSUs pursuant to the 2021 Omnibus Incentive Plan), issued pursuant to Section 3.09 of the Merger Agreement. Such earnout shares provide the holder the contingent right to a share of common stock subject to volume-weighted average trading price targets over a certain # of trading days within a specified period, as follows (subject to acceleration in the event of a change of control of Renovacor): 600,000 shares - $17.50 by 12/31/23; 600,000 shares - $25.00 by 12/31/25; 800,000 shares - $35.00 by 12/31/27. Represents ownership by equityholders and employees of Old Renovacor prior to the consummation of the Business Combination between Old Renovacor and Chardan Healthcare Acquisition 2 Corp. Includes a total of 500,000 shares outstanding that are subject to vesting and forfeiture based on the achievement of volume-weighted average trading price targets over a certain # of trading days, as follows (subject to acceleration in the event of a change of control of Renovacor): 150,000 shares - $17.50 by 12/31/23; 150,000 shares - $25.00 by 12/31/25; 200,000 shares - $35.00 by 12/31/27. Excludes certain shares outstanding subject to vesting and forfeiture (total of 500,000), as described in note 6, above. Excludes certain shares outstanding subject to vesting and forfeiture (total of 350,000 excluded at $17.50 per share and 200,000 excluded at $25.00 per share), as described in note 6, above. 150,000 shares vested upon achievement of each of the $17.50 and $25.00 per share price targets. Includes all 500,000 shares subject to vesting and forfeiture, as described in note 6, above, and 3,500,000 shares underlying 3,500,000 private warrants each exercisable for 1 share of common stock. Such private warrants are exercisable at $11.50 per share and have a 5-year expiration. The private warrants are not redeemable so long as they are held by the CHAQ sponsor and its permitted transferees, upon which they will be redeemable upon the terms described in note 10 below. Aggregate gross proceeds to the Company assuming the exercise of all private warrants would be approximately $40.2 million unless the private warrants are exercised on a cashless basis. Includes 4,311,322 shares underlying 8,622,644 warrants each exercisable for ½ a share of common stock. Such warrants are exercisable at $11.50 per share and have a 5-year expiration, provided, however, warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, upon a minimum of 30 days’ prior written notice of redemption; provided that the last reported sales price of Renovacor common stock equals or exceeds $16.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any ten Trading Days within a 30 Trading Day period ending three business days prior to the date the Company sends the notice of redemption to the warrant holder(s). The public warrants may be exercised in multiples of 2 warrants for 1 whole share of the Company’s common stock and may not be exercised on a cashless basis unless no valid registration statement is in effect with respect to such warrants. Aggregate gross proceeds to the Company assuming the exercise of all public warrants would be approximately $49.6 million. Excludes 1,240,537 shares currently reserved for issuance under the 2021 Omnibus Incentive Plan.

Thank You! For follow-up please contact: info@renovacor.com